UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

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AssetMark Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38980	30-0774039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Grant Street, 10th Floor Concord, California	94520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by AssetMark Financial Holdings, Inc. (“AssetMark”) with the U.S. Securities and Exchange Commission on September 8, 2023 (the “Original Form 8-K”) relating to (i) the resignation of Natalie Wolfsen as AssetMark’s Chief Executive Officer, (ii) the appointment of Michael Kim as Chief Executive Officer, and (iii) the expected entry by AssetMark into amended compensatory arrangements with Mr. Kim in connection with his appointment as Chief Executive Officer. At the time of the filing of the Original Form 8-K, the amended compensatory arrangements with Mr. Kim had not yet been determined. This Amendment amends Item 5.02 in the Original Form 8-K to add information under the subheading “Amended Compensatory Arrangements.” This Amendment does not amend any other item in the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Amended Compensatory Arrangements

On October 12, 2023, the Compensation Committee of the Board of Directors of AssetMark made the following changes to its compensatory arrangement with Mr. Kim.

1.	Mr. Kim’s base salary has been increased to an annual base salary of $600,000.

2.	Mr. Kim’s bonus has been increased by $200,000 to an annual target bonus of $1,000,000. For 2023, the increase in annual bonus target will be prorated for the number of days in which Mr. Kim serves as CEO during that year.

3.	Mr. Kim will receive a one-time long-term incentive award of restricted stock units with a value of $1,000,000. This special equity award will be granted within 30 days from this filing and will be subject to a 4-year ratable vesting schedule, vesting 25% per year, as well as being subject to all other standard terms and conditions provided in AssetMark restricted stock award grants.

4.	Mr. Kim will be eligible for additional compensation adjustments in the 2024 calendar year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.

Date: October 18, 2023	/s/ Gary Zyla
Gary Zyla
Chief Financial Officer